Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

                                                    OMB APPROVAL
                                                    OMB Number: 3235-0060
                                                    Expires: October 31, 2005
                                                    Estimated average burden
                                                    hours per response: 2.58


                     UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, DC 20549

                          FORM 8-K
                       CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2003

                  COMTEX NEWS NETWORK, INC.
   (Exact name of registrant as specified in its chapter)

Delaware                          0-10541                13-3055012
(State or other jurisdiction   (Commission         (IRS Employer
 of incorporation)              File Number)        Identification No.)


4900 Seminary Road, Suite 800, Alexandria, Virginia         22311
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (703) 820-2000

 __________________________________________________________
(Former name or former address, if changed since last report)

Item 5.   Other Events and Regulation FD Disclosure.

     On April 25, 2003, Comtex News Network, Inc. (the
"Company") issued a press release concerning the employment of it new President and Chief Executive Officer. The Company's press release is attached hereto as Exhibit 99.


Item 7.   Financial Statements and Exhibits

          The following Exhibits are filed as part of this report:

     Exhibit No.         Description

         99         Press Release issued by Comtex News Network, Inc. on
                    April 25, 2003.





                         SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COMTEX NEWS NETWORK, INC.
                                   (Registrant)


                                   /S/ RAYMOND P. CAPECE
Date:   4/25/03                    Raymond P. Capece
                                   President and CEO